UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Item 1. Reports to Stockholders

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

(b)	Not applicable.

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund July 31, 2022

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, visit www.greencentury.com.

Dear Shareholder,

More than 30 years ago, the group of environmental and public health nonprofits that founded Green Centuryo decided to help people save for their future without compromising their values. It was a simple concept, but one that was only being used by a handful of pioneers in the socially and environmentally responsible investing space. Since then, Green Century has grown into a leader in the environmentally and socially responsible investing field with more than $1B in Assets Under Management, providing mutual funds for individuals and institutions to keep their money out of the most irresponsible industries.

As we finish celebrating our 30th year of providing individuals a way to align their investments with their values, I wanted to share some Green Century milestones we have been able to accomplish with your support. Green Century has followed a three-pronged approach of values-based investing, shareholder advocacy, and non-profit ownership that work together in a way that lets you align your investments with your values and helps protect the planet at the same time.

Thank you for your investments and support over the last three decades. As we look back, here are a few of our noteworthy accomplishments

Investment Strategy:

•

In 1992, we created the Green Century Equity Fund and the Green Century Balanced Fund as no-load funds to make them more accessible to everyday investors in an era when funds with “loads” or purchase fees were common.

•

In 2009, the Green Century Balanced Fund published the first known carbon footprint report for a U.S. mutual fund, setting the stage for the current focus on how the companies in a portfolio measure and manage their greenhouse gas emissions.

•	In 2014, Green Century became the first family of fossil fuel free mutual funds that are environmentally friendly and diversified.
•	In 2016, the Green Century MSCI International Fund was launched and became the first environmentally friendly and diversified fossil fuel free international mutual index fund in the U.S.
•

In 2022, Green Century joined the Tobacco Free Pledge to encourage other asset owners to stop investing in companies that produce tobacco products responsible for preventable loss of life and environmental damage.

Shareholder Advocacy:

Throughout the years, Green Century has led an award-winning shareholder advocacy program that has helped persuade hundreds of companies to make changes to their environmental policies and practices. Some of our achievements include:

•	Securing an agreement in 2006 with Whole Foods[1] to stop selling polycarbonate baby bottles and children’s sippy cups containing the toxic chemical bisphenol A, more commonly known as BPA
•	Winning an Outstanding Achievement award in 2014 for our work that has protected Indonesian tropical forests and endangered species such as the orangutan.
•	Convincing Amazon[1] to commit to carbon neutrality for half of its package delivery by 2030 in a new “Shipment Zero” program
•	Securing an agreement with Royal Caribbean[1] to address the growing problem of food waste in 2019
•	Filing the highest number of shareholder proposals on environmental issues in 2021 and winning the most majority proxy votes, including one at Costco[1], of any firm in the U.S. in 2022.

Non-profit Ownership:

Green Century was founded by environmental and public health organizations. Because of this unique ownership structure, Green Century’s profits belong to our non-profit owners who can use the funds for their critical work. The achievements of these nine Public Interest Research Groups (PIRGs) that work at the state and national level include:

•

The Stop the Overuse of Antibiotics Campaign helped California and Maryland pass laws banning the routine use of medically important antibiotics on farms operating within those states. The campaign organizes medical professionals to help decision-makers understand the grave public health consequences of antibiotic resistance

•

The No Bees, No Food Campaign is working to restore bee populations to healthy levels and save our food supply by working to ban the sale of bee-killing pesticides for our homes, parks, and gardens in 21 states around the country.

•	The Beyond Plastic Campaign helped convince Maine, Maryland, Vermont, and Oregon to ban polystyrene foam, a non recyclable product made from fossil fuels that takes hundreds of years to fully degrade.

Thank you for investing in the Green Century Funds.

Sincerely,

Leslie Samuelrich, President

Green Century Funds

° Green Century Capital Management, Inc. (Green Century) is the investment advisor to the Green Century Funds (The Funds).

Green Century on the Web

E-News.     For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com.     From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green_Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2022 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2022 the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 64.5% and bonds constituted 33.7% of the Fund’s net asset value. The Fund had 1.8% invested in cash, cash equivalents, and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 71 equity holdings at fiscal year-end, none of which represented more than 4.4% of total net assets. Generally, larger, more established companies constitute larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects, and reasonable valuations.

As of July 31st , the stocks held by the Balanced Fund were also diversified by sector, with (as a percent of total net assets) Technology (19.1%), Health Care (8.7%), and Consumer Discretionary (8.0%) as the largest sectors.

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

including Healthy Living, Capital Goods, and Transportation. Green Century’s environmental screens prohibit traditional energy and utility companies from being owned, while the Fund has broad exposure to information technology, health care, financial, consumer, and industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds and designated Social Impact Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for environmentally positive goals such as greenhouse gas reduction, climate adaptation, and climate change mitigation. Issuers of designated Social Impact Bonds have indicated that the proceeds from the bonds will be used for projects supporting such issues as poverty alleviation, low-income housing, fair trade, and community development. As of July 31st, 26.3% of the total portfolio and 78.1% of the market value of the bonds held in the Fund were designated Green / Sustainable or Social Impact Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 55 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.98 years) and modified duration (4.15 years) remain in the intermediate-range. The weighted average yield to maturity was 1.08%. All fixed income holdings were investment grade at time of purchase and remain investment grade at July 31, 2022.

Economic Environment.    Equity markets witnessed considerable volatility over the last 12-months, with a major pullback in valuation as marked by P/E (Price/Earnings) contraction. During the period, investors grappled with conflicting economic data and signals about the direction of global bank tightening in the face of persistent inflation increases. The portfolio managers now anticipate that a recession is increasingly likely at the end of 2022 or the beginning of 2023. Normally, fiscal and monetary policy tightening act with a significant lag, only leading to declines in demand after 12-18 months. However, the Fed’s interest rate increases in this cycle have been very aggressive. Further, the Fed’s rate hikes are following, rather than leading, other global central bank rate increases, likely shortening that time frame. Leading indicators, such as consumer and business sentiment and surveys of new orders from manufacturers, are falling, predicting declines in economic activity. Immediate, co-incident economic indicators do not yet show declines. The portfolio managers see some slight softening in the labor market, but so far businesses continue to add jobs, and layoffs have only ticked up slightly. Yet, inflation measures continue to be stubbornly high, creating consumer discomfort, and non-food, non-energy consumer spending is softening.

While the portfolio managers now anticipate a recession, and also do not see the obvious economic and financial imbalances that preceded either the Great Financial Crisis or the dot.com collapse, they are concerned about growing labor market inconsistencies, including rapid readjustments in pay scales and changes in labor market participation. In addition, the slow underlying growth of the economy, and the low neutral rate of interest, limit the Fed’s scope for policy, raising the possibility that the Fed may need to push the economy into a deep and persistent recession before inflationary forces recede. This is not the base case, but such a recession would entail a much more tumultuous market. While waiting for, hopefully~~,~~ a mild recession, both bond and equity markets already show distress, with a significant amount of economic decline already priced in. The S&P 500 dropped more than 20% from its high on January 3, beginning a bear market. Equity market declines have resulted from declines in valuation, or price-to-earnings (P/E) compression in response to higher interest rates. As economic activity slows, the portfolio managers expect that corporate earnings will decline. They have already seen some early signs of this, with retailers such as Target and Wal-Mart reporting unexpectedly soft consumer spending for more discretionary items. Wider credit spreads, especially for below-investment grade debt, will constrain spending by more leveraged companies. There has already been significant compression in valuation; declines in corporate earnings from here will have a muted effect because the valuation multiples are already reduced.

Deliberately slowing economic growth may ease supply chain disruptions, but it can be a painful remedy. While the Fed intends to slow growth without causing a recession, it has limited control; consumers and businesses make their own decisions about spending and investing based on the information that they have. That information now includes the knowledge that the Fed is determined to raise interest rates to a restrictive level, and that the Fed views the risks to economic growth as skewed to the downside. With rapidly declining consumer and business confidence, there is expectation both consumers and businesses will curtail spending; this will likely translate into reduced corporate earnings, and could reasonably initiate another downturn for equity markets. However, neither a recession nor a bear market means the end of the world, and the underlying strength of the economy means that recovery will happen when the Fed stops raising rates~~.~~ The portfolio managers also note that recovery from bear markets is usually sudden and sharp, so that attempts to time the market are usually unsuccessful. While they have become more cautious, they believe that they are adequately positioned for more risk-off markets. As always, they will be carefully monitoring economic data and our positioning as these higher interest rates begin to affect economic activity. In a slowing growth environment, the expectation is that focusing on quality, lower-leverage, profitable companies with steadier earnings and revenues will be protective. The portfolio managers continue to avoid positioning for extremes and acknowledge that an environment of high uncertainty means an increased likelihood of rapid rotation, as market participants grasp at informational straws. In such a period, thoughtful analysis of company management, strategies, and prospects assumes added importance.

They remain committed to a long-term focus and investment in high-quality and sustainability centered companies seeking to meet the challenges of this year of recovery and transition, and beyond. In addition, they are seeking out companies that acknowledge the ongoing climate crisis and which are setting their own targets for greenhouse gas reduction. In such challenging and difficult times as these, companies will be increasingly distinguished by the quality and integrity of their management, and by management’s attention to evolving social and environmental considerations. This is all the more true as regulatory frameworks continue to be dismantled. The growing environmental, social, and policy challenges facing the world make it increasingly imperative that we, as shareholders, engage our companies in creating the transition to a lower-carbon economy and recognizing the human rights and dignity of their workers. We expect our companies to act with integrity and purpose, and to take leading roles in creating alternative mechanisms, through legislation or internal policies, to protect the needs and concerns of their employees, communities, and planet.

Investment Strategy and Performance.    The portfolio managers believe that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. The Fund specifically avoid risks associated with exposure to fossil fuels. Companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks that the portfolio managers believe have attractive environmental, social, and financial characteristics. New holdings over the reporting period include Levi Strauss1, Paycom Software1, Sunrun1, West Pharmaceuticals1, and Wolfspeed1.

At July 31, 2022, the Fund held over $104 million in Green / Sustainability or Social Impact Bonds and Notes. Some holdings include notes issued by Johnson Controls Intl1, NXPI1, and National Community Renaissance Cal1, and POAH1.

For the year ending July 31, 2022, the Balanced Fund’s Institutional Share Class returns were –7.72%, versus –5.10% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index3 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index4 (40% weighting).* The Lipper Balanced Index5 returned –8.08% for the same twelve-month period.

The lack of exposure to traditional energy was a primary reason for underperformance in the period, as well as the Fund’s overweight to equities.

The Fund’s high-quality fixed income exposure performed relatively in-line with the benchmark as intentioned, with slight underperformance in the period. The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

Green Century Balanced Fund Total expense ratio: 1.46% for Individual Share Class and 1.16% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2022	Green Century Balanced Fund — Individual Share Class	–12.43%	–12.11%	6.69%	7.95%
	Green Century Balanced Fund — Institutional Share Class**	–12.39%	–11.88%	6.79%	8.00%
	Custom Balanced Index	–10.65%	–9.25%	7.28%	8.39%
July 31, 2022	Green Century Balanced Fund — Individual Share Class	0.73%	–7.97%	7.98%	8.76%
	Green Century Balanced Fund — Institutional Share Class**	0.82%	–7.72%	8.09%	8.82%
	Custom Balanced Index	0.87%	–5.10%	8.29%	8.92%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

**Institutional Shares were offered as of November 28, 2020. The Institutional Share Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Class.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

The S&P 500® Index6 and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. Treasury, U.S. Agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index7 (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas that are included in the KLD400 Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for the latest quarter ended July 31, 2022 was –0.63% for the individual share class and –0.58% for the institutional share class, underperforming the S&P 500® Index that returned 0.39% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25% for Individual Share Class and 0.95% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2022	Green Century Equity Index Fund — Individual Share Class	–17.02%	–13.35%	11.09%	12.58%
	Green Century Equity Fund — Institutional Share Class	–16.95%	–13.09%	11.36%	12.72%
	S&P 500® Index	–16.10%	–10.62%	11.31%	12.96%
July 31, 2022	Green Century Equity Index Fund — Individual Share Class	–0.63%	–8.64%	12.44%	13.44%
	Green Century Equity Fund — Institutional Share Class	–0.58%	–8.38%	12.72%	13.58%
	S&P 500® Index	0.39%	–4.64%	12.83%	13.80%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information. As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index. Institutional shares were offered as of April 30, 2018. The Institutional Share Class performance for periods prior to April 30, 2018 reflects the performance of the Fund’s Individual Investor Class.

For the year ended July 31, 2022, the Equity Fund Institutional and Investor share classes returned –8.38% and –8.64%, respectively, underperforming the S&P 500 Index which returned –4.64%. As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The strongest performing sectors in the Equity Fund were Consumer Staples, Utilities, and Health Care which returned 7.58%, –1.05% and –1.89%, respectively. The worst performing sectors were Communication Services and Information Technology, which returned –17.86% and –11.89%, respectively, for the year. Within the

S&P 500 Index, Energy, Utilities and Consumer Staples were the strongest performing sectors, gaining 67.44%, 15.55%, and 7.43%, respectively. The worst performing sectors were Communication Services and Consumer Discretionary, which returned –28.98% and –10.29%, respectively, for the year.

U.S. equities performed exceptionally well and finished 2021 near all-time highs. For the third consecutive year, U.S. equities posted double-digit gains. U.S. equities were flat in the third quarter of 2021 due to concerns on peak growth, inflation, and unwinding stimulus building a wall of worry in September. U.S. equities finished the fourth quarter strong. Investors focused on solid consumer spending and employment data, while digesting stubbornly high inflation figures. The first quarter of 2022 saw the S&P 500 realize its first quarterly decline since the beginning of 2020. Continued high inflation compounded by Russia’s invasion of Ukraine led to a pullback in investor risk appetite. Headwinds for global

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

financial markets continued in the second quarter of 2022, with negative returns in most major asset classes outside of cash. US equities outperformed non-US developed equities as measured by the S&P 500 and MSCI World Ex USA indices8, with 1 year returns of –4.64% and –13.20% respectively.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

Investment Objective    The Green Century MSCI International Index Fund (the International Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks included in the MSCI World ex USA SRI ex Fossil Fuels Index9 (the Index), a custom index calculated by MSCI, Inc. The Index is comprised of the common stocks of the approximately 240 companies in the MSCI World ex USA SRI Index, minus the stocks of the companies that explore for, extract, process, refine or distribute coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The International Fund is the only responsible, diversified fossil fuel free international index fund available in the U.S. The Fund is also broadly diversified and responsibly screened. Like other index funds, the International Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

Both share classes of the International Fund underperformed its benchmark for the latest quarter ended July 31, 2022. The Fund’s total return was –3.52% for the individual share class and –3.46% for the institutional share class for this period, while the MSCI World ex USA Index returned –4.12% for the same period. Additional results for various time periods are below:*

Green Century MSCI International Fund Total expense ratio: 1.28% for Individual Share Class and 0.98% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Inception Date: September 30, 2016
		Latest Quarter	One Year	Five Years	Since Inception
June 30, 2022	Green Century MSCI International Index Fund — Individual Share Class	–15.57%	–21.24%	2.12%	3.65%
	Green Century MSCI International Index Fund — Institutional Share Class	–15.54%	–21.07%	2.40%	3.93%
	MSCI World ex USA Index	–14.66%	–16.76%	2.66%	4.42%
July 31, 2022	Green Century MSCI International Index Fund — Individual Share Class	–3.52%	–18.36%	2.59%	4.57%
	Green Century MSCI International Index Fund — Institutional Share Class	–3.46%	–18.05%	2.91%	4.87%
	MSCI World ex USA Index	–4.12%	–13.20%	3.06%	5.22%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Institutional and Investor share classes of the Green Century MSCI International Index Fund, which closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index, returned –18.05% and –18.36%, respectively, for the one year period ended July 31, 2022, while the MSCI World ex USA Index (Index), returned –13.20% during the same period.

The difference in performance of the International Fund relative to the Index was largely due to differences in sector allocation and stock selection criteria between the International Fund and the Index.

The strongest performing sectors in the International Fund were Communication Services, Health Care, and Financials which returned –3.83%, –7.41% and –10.58%, respectively. The worst performing sectors were Information Technology and Materials, which returned –36.71% and –26.01%, respectively, for the year. Within the MSCI World ex USA Index, Energy, Utilities, and Financials were the strongest performing sectors, returning 33.25%, –7.45%, and –7.90%, respectively. The worst performing sectors were Information Technology and Consumer Discretionary which returned –29.21% and –21.52%, respectively, for the year.

U.S. equities performed exceptionally well and finished 2021 near all-time highs. For the third consecutive year, U.S. equities posted double-digit gains. U.S. equities were flat in the third quarter of 2021 due to concerns on peak growth, inflation, and unwinding stimulus building a wall of worry in September. U.S. equities finished the fourth quarter strong. Investors focused on solid consumer

The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. Unlike the Fund, the MSCI World ex USA Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

spending and employment data, while digesting stubbornly high inflation figures. The first quarter of 2022 saw the S&P 500 realize its first quarterly decline since the beginning of 2020. Continued high inflation compounded by Russia’s invasion of Ukraine led to a pullback in investor risk appetite. Headwinds for global financial markets continued in the second quarter of 2022, with negative returns in most major asset classes outside of cash. US equities outperformed non-US developed equities as measured by the S&P 500 and MSCI World Ex USA indices, with 1 year returns of –4.64% and –13.20% respectively.

1 As of July 31, 2022, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Whole Foods	0.13%	0.00%	0.00%
Amazon	0.00%	0.00%	0.00%
Royal Caribbean	0.00%	0.05%	0.00%
Costco	1.43%	0.00%	0.00%
Levi Strauss	0.62%	0.00%	0.00%
Paycom Software	0.58%	0.09%	0.00%
Sunrun	0.94%	0.00%	0.00%
West Pharmaceuticals	0.41%	0.14%	0.00%
Wolfspeed	0.60%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Johnson Controls International	0.43%	0.21%	0.00%
NXPI	1.15%	0.00%	0.00%
National Community Renaissance	0.88%	0.00%	0.00%
Preservation of Affordable Housing Inc (POAH)	0.76%	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the fiscal year ended July 31, 2022, or may have been held by a Fund for a portion of the fiscal year, or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). It is not possible to invest directly in the Custom Balanced Index.

3 The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P Supercomposite 1500 Index.

4 The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the BofA Merrill Lynch Index.

5 The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in the Lipper Balanced Fund Index.

6 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

7 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive ESG characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

8 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

9 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 Developed Markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. A sustainable investment strategy which incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/22

Neither the Green Century Equity Fund nor the Green Century MSCI International Index Fund (each a “Fund” and together the “Funds”) is sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to a Fund or any index on which a Fund is based. The MSCI Parties are not sponsors of either of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2022 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5%hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2022	ENDING ACCOUNT VALUE JULY 31, 2022	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses — Individual Investor Class	$1,000.00	$926.00	$6.98
Actual Expenses — Institutional Class	1,000.00	927.30	5.55
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,017.75	7.31
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,019.24	5.81

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2022	ENDING ACCOUNT VALUE JULY 31, 2022	EXPENSES PAID DURING THE PERIOD[1]
Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$895.40	$5.87
Actual Expenses — Institutional Class	1,000.00	896.70	4.47
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,018.80	6.26
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,020.29	4.76

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2022	ENDING ACCOUNT VALUE JULY 31, 2022	EXPENSES PAID DURING THE PERIOD[1]
MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$855.40	$5.89
Actual Expenses — Institutional Class	1,000.00	856.50	4.51
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,018.65	6.41
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,020.14	4.91

1 Expenses are equal to the Funds’ annualized expense ratios (1.46% for the Balanced Fund Individual Investor Class, 1.16% for the Balanced Fund Institutional Class, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2022

COMMON STOCKS — 64.5%
	SHARES	VALUE
Software & Services — 8.0%
Adobe, Inc. (a)	6,480	$2,657,578
Autodesk, Inc. (a)	11,965	2,588,269
Mastercard, Inc., Class A	20,267	7,170,262
Microsoft Corporation	53,091	14,904,767
Paycom Software, Inc. (a)	7,024	2,321,362
PayPal Holdings, Inc. (a)	25,725	2,225,984

		31,868,222

Technology Hardware & Equipment — 5.3%
Apple, Inc	108,052	17,559,531
Palo Alto Networks, Inc. (a)	6,983	3,485,215

		21,044,746

Capital Goods — 4.8%
Deere & Company	8,719	2,992,187
Eaton Corporation PLC	21,989	3,262,948
Illinois Tool Works, Inc.	11,220	2,331,067
Rockwell Automation, Inc.	8,926	2,278,629
Trane Technologies PLC	20,961	3,081,057
Westinghouse Air Brake Technologies Corporation	33,630	3,143,396
Xylem, Inc.	21,084	1,940,361

		19,029,645

Healthcare Equipment & Services — 4.5%
Baxter International, Inc.	28,987	1,700,378
CVS Health Corp	31,621	3,025,497
Elevance Health, Inc.	14,251	6,799,152
Medtronic PLC	22,868	2,115,747
Stryker Corporation	12,760	2,740,210
West Pharmaceutical Services, Inc.	4,741	1,628,818

		18,009,802

Renewable Energy & Energy Efficiency — 4.3%
First Solar, Inc. (a)	38,872	3,854,936
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	88,127	3,180,503
Ormat Technologies, Inc.	19,664	1,701,723
SolarEdge Technologies, Inc. (a)	13,202	4,754,436
Sunrun, Inc. (a)	114,058	3,728,556

		17,220,154

Pharmaceuticals & Biotechnology — 4.2%
AstraZeneca PLC ADR (b)	69,516	4,604,045
IQVIA Holdings, Inc. (a)	15,895	3,819,092
Merck & Company, Inc.	27,300	2,438,982

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Roche Holding AG ADR (b)	55,382	$2,296,691
Thermo Fisher Scientific, Inc.	5,889	3,524,036

		16,682,846

Banks — 4.1%
East West Bancorp, Inc.	43,189	3,100,106
First Republic Bank	23,150	3,766,736
KeyCorp	161,925	2,963,228
PNC Financial Services Group, Inc. (The)	22,699	3,766,672
SVB Financial Group (a)	6,707	2,706,610

		16,303,352

Media & Entertainment — 4.0%
Alphabet, Inc., Class A (a)	105,940	12,322,941
Walt Disney Company (The) (a)	32,150	3,411,115

		15,734,056

Retailing — 3.7%
Home Depot, Inc. (The)	11,443	3,443,656
Target Corporation	26,209	4,282,027
TJX Companies, Inc. (The)	69,602	4,256,858
Tractor Supply Company	14,712	2,817,054

		14,799,595

Semiconductors — 3.6%
Analog Devices, Inc.	19,593	3,369,212
ASML Holding NV (b)	5,655	3,248,458
NVIDIA Corporation	30,001	5,449,082
Wolfspeed, Inc. (a)	28,718	2,392,210

		14,458,962

Consumer Durables & Apparel — 2.5%
Levi Strauss & Company, Class A	129,446	2,449,118
Lululemon Athletica, Inc. (a)	7,754	2,407,695
NIKE, Inc., Class B	26,195	3,010,329
VF Corporation	44,341	1,981,156

		9,848,298

Real Estate — 2.4%
American Tower Corporation REIT	10,311	2,792,528
AvalonBay Communities, Inc. REIT	10,785	2,307,343
Jones Lang LaSalle, Inc. (a)	9,787	1,866,087
Prologis, Inc. REIT	18,865	2,500,745

		9,466,703

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	SHARES	VALUE
Food & Staples Retailing — 2.1%
Costco Wholesale Corporation	10,528	$5,698,806
Sysco Corporation	30,845	2,618,741

		8,317,547

Insurance — 1.8%
Aflac, Inc.	56,782	3,253,609
Travelers Companies, Inc. (The)	25,349	4,022,886

		7,276,495

Materials — 1.6%
Ball Corporation	28,637	2,102,529
Ingevity Corporation (a)	30,562	2,050,710
International Flavors & Fragrances, Inc.	17,903	2,220,867

		6,374,106

Household & Personal Products — 1.5%
Procter & Gamble Company (The)	17,374	2,413,422
Unilever PLC ADR (b)	74,953	3,647,213

		6,060,635

Consumer Services — 1.4%
Bright Horizons Family Solutions, Inc. (a)	25,343	2,373,879
Starbucks Corporation	39,204	3,323,715

		5,697,594

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	15,948	2,922,790
United Parcel Service, Inc., Class B	14,085	2,745,026

		5,667,816

Utilities — 1.0%
American Water Works Company, Inc.	24,572	3,819,472

Diversified Financials — 1.0%
LPL Financial Holdings, Inc.	18,194	3,819,284

Food & Beverage — 0.9%
McCormick & Company, Inc.	39,734	3,470,765

Automobiles & Components — 0.4%
Aptiv PLC (a)	15,823	1,659,674

Total Common Stocks (Cost $150,638,309)		256,629,769

	PRINCIPAL AMOUNT	VALUE

BONDS & NOTES — 33.7%
Green and Sustainability Bonds — 22.5%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	$2,996,736
Apple, Inc. 3.00%, due 6/20/27 (c)	2,000,000	1,998,484
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	980,569
Asian Development Bank 3.125%, due 9/26/28 (b)	4,000,000	4,061,312
Bank of America Corporation 2.456% (3-Month USD Libor+87 basis points), due 10/22/25 (c)	4,000,000	3,845,836
Bank of Nova Scotia (The) 2.375%, due 1/18/23	1,845,000	1,840,596
BlueHub Loan Fund, Inc. 2.89%, due 1/1/27	2,000,000	1,795,510
Boston Properties LP 4.50%, due 12/1/28 (c)	5,000,000	4,984,680
Bridge Housing Corporation 3.25%, due 7/15/30 (c)	4,500,000	4,110,102
Century Housing Corporation 0.60%, due 2/15/24	2,500,000	2,389,750
Citigroup, Inc. 1.678% (SOFR Rate+166.7 basis points), due 5/15/24 (c)	5,000,000	4,921,925
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	644,628
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	1,988,728
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	1,981,092
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	486,720
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,964,174
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	486,879

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, due 9/15/30 (b)(c)	$2,000,000	$1,691,280
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	2,008,810
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	1,000,000	978,810
New Jersey Infrastructure Bank 3.00%, due 9/1/31	2,500,000	2,354,558
NXP BV / NXP Funding LLC / NXP USA, Inc. 5.00%, due 1/15/33 (b)(c)	4,500,000	4,592,524
PNC Financial Services Group, Inc. (The) 2.20%, due 11/1/24 (c)	5,000,000	4,869,310
Preservation Of Affordable Housing, Inc. 4.479%, due 12/1/32 (c)	3,000,000	3,008,880
Prologis LP 1.25%, due 10/15/30 (c)	4,500,000	3,716,491
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	1,988,120
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	1,896,832
Starbucks Corporation 2.45%, due 6/15/26 (c)	4,500,000	4,354,542
United States International Development Finance Corporation 3.28%, due 9/15/29	599,311	595,958
United States International Development Finance Corporation 3.33%, due 5/15/33	197,413	195,554
United States International Development Finance Corporation 3.43%, due 6/1/33	199,394	197,100
United States International Development Finance Corporation 3.05%, due 6/15/35	1,270,950	1,229,597

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
United States International Development Finance Corporation 2.58%, due 7/15/38	$2,882,115	$2,674,516
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	3,500,000	3,497,399
Visa, Inc. 0.75%, due 8/15/27 (c)	5,000,000	4,457,535
Xylem, Inc. 2.25%, due 1/30/31 (c)	4,500,000	3,880,116

		89,665,653

U.S. Government Agencies — 3.1%
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	500,000	493,424
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	3,000,000	2,903,049
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	3,001,107
Federal Home Loan Banks 1.875%, due 12/9/22	3,000,000	2,989,869
Federal Home Loan Banks 0.75%, due 12/14/23 (c)	3,000,000	2,917,998

		12,305,447

Community Development Financial Institutions — 2.9%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	1,976,306
Capital Impact Partners 1.00%, due 9/15/25 (c)	1,500,000	1,372,837
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	2,932,836
Local Initiatives Support Corporation 1.00%, due 11/15/25	2,000,000	1,840,372
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	1,980,692
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,377,550

		11,480,593

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2022	concluded

	PRINCIPAL AMOUNT	VALUE
Software & Services — 1.7%
Adobe, Inc. 3.25%, due 2/1/25 (c)	$3,500,000	$3,516,065
Salesforce, Inc. 3.70%, due 4/11/28 (c)	3,000,000	3,074,532

		6,590,597

Real Estate — 0.9%
National Community Renaissance of California 3.27%, due 12/1/32 (c)	4,000,000	3,509,432

Capital Goods — 0.9%
Trane Technologies Luxembourg Finance SA 3.80%, due 3/21/29 (c)	3,500,000	3,385,994

Media & Entertainment — 0.8%
Alphabet, Inc. 1.998%, due 8/15/26 (c)	3,500,000	3,377,294

Diversified Financials — 0.5%
State Street Corporation 3.10%, due 5/15/23	2,000,000	2,004,066

Insurance — 0.3%
Travelers Property Casualty Corporation 7.75%, due 4/15/26	1,000,000	1,145,891

Healthy Living — 0.1%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	532,234

Total Bonds & Notes (Cost $141,261,894)		133,997,201

SHORT-TERM INVESTMENTS — 1.6%
VALUE
UMB Money Market Fiduciary Account, 0.01% (e) (Cost $6,629,153)	$6,629,153

Total Short-term Investments (Cost $6,629,153)	6,629,153

TOTAL INVESTMENTS (f) — 99.8%
(Cost $298,529,356)	397,256,123
Other Assets Less Liabilities — 0.2%	666,092

NET ASSETS — 100.0%	$397,922,215

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

ADR – American Depository Receipt

LP – Limited Partnership

LLC – Limited Liability Company

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $1,511,044.

(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $298,192,787 resulting in gross unrealized appreciation and depreciation of $113,359,366 and $14,296,030 respectively, or net unrealized appreciation of $99,063,336.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2022

COMMON STOCKS — 99.5%
	SHARES	VALUE
Software & Services — 23.0%
Accenture PLC, Class A (a)	17,727	$5,429,071
Adobe, Inc. (b)	13,232	5,426,708
ANSYS, Inc. (b)	2,434	679,062
Autodesk, Inc. (b)	6,196	1,340,319
Automatic Data Processing, Inc.	11,786	2,841,840
Cadence Design Systems, Inc. (b).	7,776	1,446,958
Citrix Systems, Inc.	3,504	355,340
Cognizant Technology Solutions Corporation, Class A	14,783	1,004,653
Fortinet, Inc. (b)	19,255	1,148,561
International Business Machines Corporation	25,262	3,304,017
Intuit, Inc.	7,559	3,448,189
Mastercard, Inc., Class A	24,472	8,657,949
Microsoft Corporation	199,759	56,080,342
NortonLifeLock, Inc	16,249	398,588
Okta, Inc., Class A (b)	4,143	407,878
Oracle Corporation	44,900	3,495,016
Paycom Software, Inc. (b)	1,426	471,279
PayPal Holdings, Inc. (b)	31,106	2,691,602
salesforce, Inc. (b)	27,657	5,089,441
ServiceNow, Inc. (b)	5,618	2,509,336
Splunk, Inc. (b)	4,431	460,425
Teradata Corporation (b)	2,946	112,802
Visa, Inc., Class A	46,507	9,864,600
VMware, Inc., Class A	5,846	679,305
Western Union Company (The)	11,037	187,850
Workday, Inc., Class A (b)	5,471	848,552
ZoomInfo Technologies, Inc. (b)	7,315	277,165

		118,656,848

Media & Entertainment — 9.0%
Alphabet, Inc., Class A (b)	168,700	19,623,184
Alphabet, Inc., Class C (b)	159,420	18,594,749
Electronic Arts, Inc.	7,922	1,039,604
John Wiley & Sons, Inc., Class A .	1,232	64,335
Liberty Global PLC, Series A (a)(b)	4,367	95,026
Liberty Global PLC, Series C (a)(b)	8,909	203,927
New York Times Company (The), Class A	4,670	149,207
Omnicom Group, Inc.	5,831	407,237
Scholastic Corporation	806	37,938
Walt Disney Company (The) (b)	51,119	5,423,726
Warner Bros Discovery, Inc. (b)	62,162	932,430

		46,571,363

	SHARES	VALUE
Semiconductors — 7.1%
Advanced Micro Devices, Inc. (b)	45,880	$4,334,284
Analog Devices, Inc.	14,693	2,526,608
Applied Materials, Inc.	24,827	2,631,165
Intel Corporation	114,346	4,151,903
Lam Research Corporation	3,923	1,963,501
Microchip Technology, Inc.	15,671	1,079,105
NVIDIA Corporation	70,127	12,737,167
NXP Semiconductors NV (a)	7,391	1,359,057
ON Semiconductor Corporation (b)	12,055	805,033
Skyworks Solutions, Inc.	4,580	498,670
Texas Instruments, Inc.	25,876	4,628,958

		36,715,451

Pharmaceuticals & Biotechnology — 6.8%
AbbVie, Inc.	49,615	7,120,249
Agilent Technologies, Inc.	8,466	1,135,291
Amgen, Inc.	15,614	3,863,997
Biogen, Inc. (b)	4,102	882,176
BioMarin Pharmaceutical, Inc. (b)	5,136	441,953
Bio-Techne Corporation	1,096	422,267
Bristol-Myers Squibb Company	61,207	4,515,852
Gilead Sciences, Inc.	35,252	2,106,307
Illumina, Inc. (b)	4,383	949,708
IQVIA Holdings, Inc. (b)	5,379	1,292,412
Jazz Pharmaceuticals PLC (a)(b)	1,719	268,267
Merck & Company, Inc.	70,877	6,332,151
Mettler-Toledo International, Inc. (b)	637	859,778
Vertex Pharmaceuticals, Inc. (b)	7,141	2,002,408
Waters Corporation (b)	1,690	615,211
Zoetis, Inc.	13,269	2,422,256

		35,230,283

Capital Goods — 5.6%
3M Company	16,055	2,299,718
A.O. Smith Corporation	3,644	230,556
AGCO Corporation	1,768	192,571
Air Lease Corporation, Class A	3,044	112,963
Allegion PLC (a)	2,462	260,233
Applied Industrial Technologies, Inc.	1,075	108,134
Builders FirstSource, Inc. (b)	5,345	363,460
Carrier Global Corporation	24,127	977,867
Caterpillar, Inc.	15,055	2,984,654
Cummins, Inc.	4,019	889,445

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	SHARES	VALUE
Capital Goods — (continued)
Deere & Company	8,190	$2,810,644
Dover Corporation	4,022	537,661
Eaton Corporation PLC	11,222	1,665,233
EMCOR Group, Inc.	1,462	170,133
Fastenal Company	16,238	833,984
Flowserve Corporation	3,670	124,193
Fortive Corporation	9,507	612,726
Fortune Brands Home & Security, Inc.	3,743	260,812
Graco, Inc.	4,763	319,883
Granite Construction, Inc.	1,318	39,408
IDEX Corporation	2,130	444,637
Illinois Tool Works, Inc.	8,802	1,828,703
Lennox International, Inc.	924	221,326
Lincoln Electric Holdings, Inc.	1,548	218,949
Masco Corporation	6,694	370,714
MDU Resources Group, Inc.	5,730	163,706
Meritor, Inc. (b)	1,877	68,360
Middleby Corporation (The) (b)	1,473	213,128
Owens Corning	2,778	257,632
PACCAR, Inc.	9,702	887,927
Parker-Hannifin Corporation	3,622	1,047,084
Quanta Services, Inc.	4,009	556,169
Rockwell Automation, Inc.	3,245	828,384
Roper Technologies, Inc.	2,963	1,293,853
Sensata Technologies Holding NV	4,396	195,490
Snap-on, Inc.	1,491	334,059
Spirit AeroSystems Holdings, Inc., Class A	2,932	96,228
Stanley Black & Decker, Inc.	4,558	443,630
Tennant Company	501	33,582
Timken Company (The)	1,903	124,418
Trane Technologies PLC (a)	6,518	958,081
United Rentals, Inc. (b)	2,027	654,052
W.W. Grainger, Inc.	1,283	697,349
Westinghouse Air Brake Technologies Corporation	4,912	459,125
Xylem, Inc.	5,019	461,899

		28,652,763

Diversified Financials — 5.0%
Ally Financial, Inc.	9,298	307,485
American Express Company	18,137	2,793,461
Ameriprise Financial, Inc.	3,093	834,863
Bank of New York Mellon Corporation (The)	21,336	927,263

	SHARES	VALUE
Diversified Financials — (continued)
BlackRock, Inc.	4,273	$2,859,406
Charles Schwab Corporation (The)	40,725	2,812,061
CME Group, Inc.	10,106	2,015,945
Equitable Holdings, Inc.	10,867	308,949
FactSet Research Systems, Inc.	1,059	455,031
Franklin Resources, Inc.	8,373	229,839
Intercontinental Exchange, Inc.	15,810	1,612,462
Invesco Ltd.	9,639	170,996
Moody’s Corporation	4,693	1,456,003
Morgan Stanley	37,538	3,164,453
Northern Trust Corporation	5,514	550,187
S&P Global, Inc.	9,950	3,750,453
State Street Corporation	10,219	725,958
T. Rowe Price Group, Inc.	6,368	786,257
Voya Financial, Inc.	2,958	177,953

		25,939,025

Food & Beverage — 4.8%
Archer-Daniels-Midland Company	15,826	1,309,918
Bunge Ltd.	3,937	363,503
Campbell Soup Company	5,894	290,869
Coca-Cola Company (The)	115,611	7,418,758
Conagra Brands, Inc.	13,385	457,901
Darling Ingredients, Inc. (b)	4,510	312,453
General Mills, Inc.	16,991	1,270,757
Hormel Foods Corporation	8,329	410,953
Ingredion, Inc.	1,861	169,314
JM Smucker Company (The)	3,035	401,591
Kellogg Company	7,171	530,080
Keurig Dr Pepper, Inc.	21,770	843,370
Kraft Heinz Company (The)	20,495	754,831
Lamb Weston Holdings, Inc.	4,052	322,782
McCormick & Company, Inc.	6,978	609,528
Mondelez International, Inc., Class A	39,023	2,499,033
PepsiCo, Inc.	38,834	6,794,396

		24,760,037

Healthcare Equipment & Services — 4.7%
ABIOMED, Inc. (b)	1,269	371,830
Align Technology, Inc. (b)	2,090	587,227
AmerisourceBergen Corporation .	4,381	639,319
Becton, Dickinson and Company .	8,007	1,956,190
Cardinal Health, Inc.	7,731	460,458
Centene Corporation (b)	16,411	1,525,731

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Cigna Corporation	9,022	$2,484,298
Cooper Cos., Inc. (The)	1,378	450,606
DaVita, Inc. (b)	1,612	135,666
DENTSPLY SIRONA, Inc.	6,103	220,684
DexCom, Inc. (b)	10,957	899,351
Edwards Lifesciences Corporation (b)	17,533	1,762,768
Elevance Health, Inc.	6,769	3,229,490
HCA Healthcare, Inc.	6,838	1,452,528
Henry Schein, Inc. (b)	3,822	301,288
Hologic, Inc. (b)	6,981	498,304
Humana, Inc.	3,563	1,717,366
IDEXX Laboratories, Inc. (b)	2,352	938,871
Insulet Corporation (b)	1,938	480,236
Laboratory Corporation of America Holdings	2,608	683,792
Patterson Companies, Inc.	2,424	75,289
Pediatrix Medical Group, Inc. (b) .	2,237	50,690
Quest Diagnostics, Inc.	3,336	455,598
ResMed, Inc.	4,083	982,043
Select Medical Holdings Corporation	3,174	94,014
STERIS PLC	2,790	629,564
Teladoc Health, Inc. (b)	4,472	164,793
West Pharmaceutical Services, Inc.	2,069	710,826

		23,958,820

Renewable Energy & Energy Efficiency — 4.6%
Acuity Brands, Inc.	982	179,117
Itron, Inc. (b)	1,270	74,168
Johnson Controls International, PLC	19,802	1,067,526
Ormat Technologies, Inc.	1,263	109,300
Tesla, Inc. (b)	24,649	21,973,351

		23,403,462

Retailing — 4.0%
AutoNation, Inc. (b)	1,118	132,751
Best Buy Company, Inc.	6,043	465,251
Booking Holdings, Inc. (b)	1,149	2,224,108
Buckle, Inc. (The)	813	24,553
CarMax, Inc. (b)	4,513	449,224
Foot Locker, Inc.	2,518	71,436
GameStop Corporation, Class A (b)	7,256	246,777
Gap, Inc. (The)	5,660	54,449

	SHARES	VALUE
Retailing — (continued)
Home Depot, Inc. (The)	29,308	$8,819,949
Kohl’s Corporation	3,882	113,121
LKQ Corporation	7,555	414,316
Lowe’s Companies, Inc.	18,820	3,604,595
Nordstrom, Inc.	3,112	73,163
ODP Corporation (The) (b)	1,210	43,923
Pool Corporation	1,123	401,697
Signet Jewelers Ltd.	1,467	89,428
Target Corporation	13,472	2,201,055
Tractor Supply Company	3,147	602,588
Ulta Beauty, Inc. (b)	1,510	587,254

		20,619,638

Real Estate — 3.6%
American Tower Corporation REIT	12,807	3,468,520
Anywhere Real Estate, Inc. (b)	3,345	33,216
AvalonBay Communities, Inc. REIT	3,899	834,152
Boston Properties, Inc. REIT	4,152	378,496
CBRE Group, Inc., Class A (b)	9,342	799,862
Corporate Office Properties Trust REIT	3,124	87,941
Digital Realty Trust, Inc. REIT	7,945	1,052,315
Duke Realty Corporation REIT	10,669	667,453
Equinix, Inc. REIT	2,552	1,795,944
Equity Residential REIT	9,966	781,235
Federal Realty Investment Trust REIT	1,988	209,953
Healthpeak Properties, Inc. REIT .	15,085	416,798
Host Hotels & Resorts, Inc. REIT .	19,905	354,508
Iron Mountain, Inc. REIT	8,091	392,333
Jones Lang LaSalle, Inc. (b)	1,392	265,413
Macerich Company (The) REIT	5,961	63,246
PotlatchDeltic Corporation REIT .	1,936	94,922
Prologis, Inc. REIT	20,799	2,757,115
SBA Communications Corporation, Class A REIT	3,066	1,029,532
Simon Property Group, Inc. REIT	9,265	1,006,550
UDR, Inc. REIT	8,873	429,453
Ventas, Inc. REIT	11,150	599,647
Welltower, Inc. REIT	12,605	1,088,316

		18,606,920

Materials — 3.0%
Air Products & Chemicals, Inc.	6,239	1,548,707

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	SHARES	VALUE
Materials — (continued)
Albemarle Corporation	3,267	$798,161
Amcor PLC (a)	42,249	547,125
Avery Dennison Corporation	2,300	438,058
Axalta Coating Systems Ltd. (b)	6,255	157,751
Ball Corporation	8,971	658,651
Compass Minerals International, Inc.	974	36,262
Ecolab, Inc.	7,270	1,200,786
H.B. Fuller Company	1,473	94,567
International Flavors & Fragrances, Inc.	7,110	881,995
Linde PLC (a)	14,393	4,346,686
Minerals Technologies, Inc.	934	62,401
Mosaic Company (The)	10,281	541,397
Newmont Corporation	22,441	1,016,128
PPG Industries, Inc.	6,587	851,633
Schnitzer Steel Industries, Inc., Class A	743	26,421
Sealed Air Corporation	4,140	253,037
Sherwin-Williams Company (The)	6,958	1,683,418
Sonoco Products Company	2,761	175,296

		15,318,480

Household & Personal Products — 2.8%
Clorox Company (The)	3,438	487,646
Colgate-Palmolive Company	22,393	1,763,225
Estee Lauder Companies, Inc. (The), Class A	6,539	1,785,801
Kimberly-Clark Corporation	9,473	1,248,447
Procter & Gamble Company (The)	67,205	9,335,446

		14,620,565

Technology Hardware & Equipment — 2.6%
Cisco Systems, Inc.	116,639	5,291,911
Cognex Corporation	4,854	247,457
CommScope Holding Company, Inc. (b)	5,684	51,326
Corning, Inc.	22,433	824,637
Dell Technologies, Inc., Class C	8,124	366,067
F5, Inc. (b)	1,694	283,508
Flex Ltd. (b)	12,990	218,232
Hewlett Packard Enterprise Company	36,297	516,869
HP, Inc.	29,685	991,182
Keysight Technologies, Inc. (b)	5,102	829,585
Motorola Solutions, Inc.	4,696	1,120,419

	SHARES	VALUE
Technology Hardware & Equipment — (continued)
Plantronics, Inc. (b)	1,192	$47,430
TE Connectivity Ltd. (a)	9,172	1,226,572
Trimble, Inc. (b)	7,011	486,774
Xerox Holdings Corporation	3,252	55,707
Zebra Technologies Corporation, Class A (b)	1,482	530,097

		13,087,773

Insurance — 2.5%
Allstate Corporation (The)	7,771	908,974
Arthur J. Gallagher & Company .	5,822	1,042,080
Chubb Ltd. (a)	11,980	2,259,907
Hartford Financial Services Group, Inc. (The)	9,257	596,799
Lincoln National Corporation	4,568	234,521
Loews Corporation	5,876	342,277
Marsh & McLennan Companies, Inc.	14,135	2,317,574
Principal Financial Group, Inc.	7,290	487,993
Progressive Corporation (The)	16,435	1,891,011
Prudential Financial, Inc.	10,596	1,059,494
Travelers Companies, Inc. (The)	6,803	1,079,636
Willis Towers Watson PLC (a)	3,287	680,212

		12,900,478

Consumer Services — 2.4%
Aramark	6,456	215,630
Choice Hotels International, Inc.	1,001	120,991
Darden Restaurants, Inc.	3,563	443,558
Domino’s Pizza, Inc.	1,016	398,384
Hilton Worldwide Holdings, Inc.	7,802	999,202
Jack in the Box, Inc.	604	41,761
Marriott International, Inc., Class A	7,811	1,240,543
McDonald’s Corporation	20,878	5,498,639
Royal Caribbean Cruises Ltd. (b) .	6,412	248,208
Starbucks Corporation	32,331	2,741,022
Vail Resorts, Inc.	1,129	267,720

		12,215,658

Transportation — 2.3%
AMERCO.	272	146,086
ArcBest Corporation	682	60,425
Avis Budget Group, Inc. (b)	903	164,373
C.H. Robinson Worldwide, Inc.	3,592	397,634
CSX Corporation	61,686	1,994,308

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	SHARES	VALUE
Transportation — (continued)
Delta Air Lines, Inc. (b)	4,480	$142,464
Expeditors International of Washington, Inc.	4,732	502,775
Ryder System, Inc.	1,502	117,637
Southwest Airlines Company (b)	4,100	156,292
Union Pacific Corporation	17,888	4,065,942
United Parcel Service, Inc., Class B	20,577	4,010,252

		11,758,188

Banks — 1.8%
Bank of Hawaii Corporation	1,143	91,566
Cathay General Bancorp	2,023	84,359
Citizens Financial Group, Inc.	13,832	525,201
Comerica, Inc.	3,662	284,794
First Republic Bank	4,930	802,160
Heartland Financial USA, Inc.	1,213	54,464
Huntington Bancshares, Inc.	40,138	533,434
International Bancshares Corporation	1,580	69,299
KeyCorp	25,877	473,549
M&T Bank Corporation	5,018	890,444
New York Community Bancorp, Inc.	12,946	137,486
Old National Bancorp	8,187	142,536
PNC Financial Services Group, Inc. (The)	11,769	1,952,948
Regions Financial Corporation	26,155	553,963
SVB Financial Group (b)	1,640	661,822
Truist Financial Corporation	37,360	1,885,559
Umpqua Holdings Corporation	5,980	105,308
Zions Bancorp NA	4,228	230,637

		9,479,529

Consumer Durables & Apparel — 1.4%
Callaway Golf Company (b)	3,876	88,954
Capri Holdings Ltd. (a)(b)	4,152	202,119
Columbia Sportswear Company	1,004	74,306
Deckers Outdoor Corporation (b)	765	239,606
Ethan Allen Interiors, Inc.	674	15,495
Garmin Ltd. (a)	4,309	420,645
Hanesbrands, Inc.	9,732	108,804
Hasbro, Inc.	3,672	289,060
La-Z-Boy, Inc.	1,160	32,329
Mattel, Inc. (b)	9,824	227,917
Meritage Homes Corporation (b) .	1,027	90,684
Mohawk Industries, Inc. (b)	1,451	186,424

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Newell Brands, Inc.	11,264	$227,645
NIKE, Inc., Class B	35,843	4,119,078
PVH Corporation	1,971	122,044
Under Armour, Inc., Class A (b)	5,187	48,032
Under Armour, Inc., Class C (b)	6,115	50,510
VF Corporation	9,216	411,771
Whirlpool Corporation	1,634	282,470
Wolverine World Wide, Inc.	2,352	52,849

		7,290,742

Telecommunication Services — 1.1%
Lumen Technologies Inc.	25,707	279,949
Verizon Communications, Inc.	117,847	5,443,353

		5,723,302

Commercial & Professional Services — 0.5%
ACCO Brands Corporation	2,855	20,470
ASGN, Inc. (b)	1,453	150,763
Copart, Inc. (b)	5,952	762,451
Deluxe Corporation	1,142	28,710
Exponent, Inc.	1,460	146,715
Heidrick & Struggles International, Inc.	506	15,757
HNI Corporation	1,237	43,691
ICF International, Inc.	513	48,402
Interface, Inc.	1,695	24,561
Kelly Services, Inc., Class A	951	20,618
ManpowerGroup, Inc.	1,483	116,282
Resources Connection, Inc.	932	20,001
Robert Half International, Inc	3,100	245,334
Steelcase, Inc., Class A	2,304	25,643
Tetra Tech, Inc.	1,506	230,825
TransUnion	5,355	424,277
TrueBlue, Inc. (b)	1,021	22,094

		2,346,594

Food & Staples Retailing — 0.4%
Kroger Co. (The)	19,688	914,311
Sysco Corporation	14,293	1,213,475

		2,127,786

Automobiles & Components — 0.3%
Aptiv PLC (a)(b)	7,636	800,940
Autoliv, Inc. (a)	2,320	199,520
BorgWarner, Inc	6,719	258,413
Harley-Davidson, Inc.	4,076	154,113

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2022	concluded

	SHARES	VALUE
Automobiles & Components — (continued)
Rivian Automotive, Inc., Class A (b)	5,030	$172,529

		1,585,515

Utilities — 0.2%
American Water Works Company, Inc.	5,071	788,236
Essential Utilities, Inc.	6,717	348,881

		1,137,117

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,491	56,670
United Natural Foods, Inc. (b)	1,633	69,419

		126,089

Total Common Stocks (Cost $274,135,413)		512,832,426

SHORT-TERM INVESTMENTS — 0.5%
VALUE
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $2,329,087)	$2,329,087

Total Short-term Investments (Cost $2,329,087)	2,329,087

TOTAL INVESTMENTS (d) — 100.0%
(Cost $276,464,500)	515,161,513
Other Assets Less Liabilities — 0.0%	210,709

NET ASSETS — 100.0%	$515,372,222

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $282,243,899 resulting in gross unrealized appreciation and depreciation of $249,637,835 and $16,720,221 respectively, or net unrealized appreciation of $232,917,614.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2022

COMMON STOCKS — 99.0%
	SHARES	VALUE
Japan — 20.0%
Aeon Company, Ltd.	26,200	$528,374
Ajinomoto Company, Inc.	18,700	492,109
Asahi Kasei Corporation	51,200	410,747
Astellas Pharma, Inc.	75,200	1,177,737
Azbil Corporation	4,500	135,464
Daifuku Co., Ltd.	4,100	261,443
Dai-ichi Life Holdings, Inc.	40,700	707,972
Daiichi Sankyo Company Ltd.	70,600	1,871,939
Daikin Industries Ltd.	10,000	1,753,783
FANUC Corporation	7,700	1,327,947
Fast Retailing Company Ltd.	2,300	1,392,859
Fujitsu Ltd.	7,900	1,059,093
Hankyu Hanshin Holdings, Inc.	9,200	266,862
Hitachi Construction Machinery Company Ltd.	4,400	97,072
Hulic Company Ltd.	15,900	127,520
Ibiden Company Ltd.	4,600	135,753
JFE Holdings, Inc.	20,200	227,752
Kao Corp.	19,000	826,394
KDDI Corp.	65,000	2,084,052
Kikkoman Corporation	6,000	355,769
Kubota Corporation	40,900	679,077
Kurita Water Industries Ltd.	4,300	174,406
Mitsubishi Chemical Group Corporation	51,300	288,487
Nitto Denko Corporation	5,700	367,053
Nomura Research Institute Ltd.	13,500	405,598
Omron Corporation	7,500	419,460
Panasonic Holdings Corporation .	88,500	730,668
Recruit Holdings Company Ltd.	58,100	2,171,375
Sekisui House Ltd.	24,400	432,158
SG Holdings Company Ltd.	11,700	223,289
SoftBank Corporation	115,100	1,330,816
Sompo Holdings, Inc.	12,400	553,427
Sony Group Corporation	50,800	4,309,260
Sumitomo Chemical Company, Ltd.	60,400	237,368
Suntory Beverage & Food Ltd.	5,900	232,799
Sysmex Corporation	6,700	469,079
Terumo Corporation	25,800	880,905
Tokyo Electron Ltd.	6,000	2,065,161
Tokyu Corp.	21,000	257,493
Toray Industries, Inc.	55,900	306,183
Yamaha Corporation	5,800	247,394
Yamaha Motor Company Ltd.	12,300	237,601

	SHARES	VALUE
Japan — (continued)
Z Holdings Corporation	107,900	$381,344

		32,641,042

Canada — 10.7%
Agnico Eagle Mines Ltd.	18,191	782,131
Bank of Nova Scotia (The)	48,737	2,968,900
FirstService Corporation	1,580	211,362
Gildan Activewear, Inc.	7,494	219,623
Intact Financial Corporation	7,088	1,054,953
Magna International, Inc.	11,435	730,158
Metro, Inc.	9,768	540,878
National Bank of Canada	13,628	956,173
Nutrien Ltd.	22,241	1,903,841
Ritchie Bros Auctioneers, Inc.	4,413	318,070
Rogers Communications, Inc., Class B	14,383	661,196
Shopify, Inc. (a)	45,794	1,595,245
TELUS Corporation	18,538	426,753
Toromont Industries Ltd.	3,369	283,731
Toronto-Dominion Bank (The)	73,306	4,761,513

		17,414,527

United Kingdom — 9.9%
abrdn plc	88,845	180,113
Ashtead Group PLC	17,944	1,010,005
Barratt Developments PLC	40,624	249,082
Berkeley Group Holdings PLC (a)	4,459	231,068
British Land Company PLC (The) REIT	35,294	212,202
BT Group PLC	278,154	549,127
Bunzl PLC	13,590	510,012
Burberry Group PLC	16,200	356,114
Coca-Cola Europacific Partners PLC	8,269	447,518
Croda International PLC	5,514	504,227
Informa PLC (a)	59,504	432,730
InterContinental Hotels Group PLC	7,442	441,100
Intertek Group PLC	6,549	349,993
J Sainsbury PLC	69,677	187,946
Kingfisher PLC	81,215	256,937
Legal & General Group PLC	241,238	770,364
Mondi PLC	19,256	365,404
Pearson PLC	27,764	256,949
RELX PLC	77,873	2,305,646
Schroders PLC	5,336	193,535

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	SHARES	VALUE
United Kingdom — (continued)
Segro PLC REIT	48,747	$652,101
Severn Trent PLC	10,227	367,659
St. James’s Place PLC	21,544	323,595
Unilever PLC	103,033	5,017,715

		16,171,142

Switzerland — 9.4%
Coca-Cola HBC AG (a)	8,084	198,949
Givaudan SA	368	1,286,298
Kuehne + Nagel International AG	2,187	588,975
Lonza Group AG	2,988	1,815,867
Roche Holding AG	24,571	8,157,254
SGS SA	261	636,929
Sonova Holding AG	2,167	780,473
Swiss Life Holding AG	1,280	678,027
Swiss Re AG	12,132	910,299
Vifor Pharma AG	1,798	314,116

		15,367,187

Netherlands — 9.2%
Akzo Nobel NV	7,296	491,038
ASML Holding NV	15,044	8,646,893
CNH Industrial NV	41,024	528,511
IMCD NV	2,305	369,153
Koninklijke DSM NV	7,019	1,124,117
NN Group NV	11,469	538,167
Prosus NV (a)	33,389	2,178,188
Wolters Kluwer NV	10,537	1,144,373

		15,020,440

France — 8.7%
AXA SA	77,951	1,796,235
BioMerieux	1,655	179,138
Bureau Veritas SA	11,680	322,150
Cie Generale des Etablissements Michelin SCA	27,410	767,077
Covivio REIT	1,837	116,182
Danone SA	26,183	1,443,747
EssilorLuxottica SA	11,578	1,815,275
Klepierre SA REIT (a)	8,586	190,787
L’Oreal SA	9,698	3,666,497
Publicis Groupe SA	9,165	487,732
Schneider Electric SE	21,752	3,008,468
Valeo SA	8,212	176,398
Vivendi SA	28,437	269,968

		14,239,654

	SHARES	VALUE
Denmark — 7.4%
AP Moller - Maersk A/S, Class A	127	$340,230
AP Moller - Maersk A/S, Class B	214	584,292
Coloplast A/S, Class B	4,763	557,456
Demant A/S (a)	4,055	154,478
Genmab A/S (a)	2,646	941,500
GN Store Nord A/S	5,210	181,434
Novo Nordisk A/S, Class B	67,746	7,890,638
Pandora A/S	3,883	288,475
Vestas Wind Systems A/S	40,230	1,057,395

		11,995,898

Australia — 5.8%
ASX Ltd.	7,811	485,501
BlueScope Steel Ltd.	19,422	228,143
Brambles Ltd.	56,674	456,160
Cochlear Ltd.	2,603	392,350
Coles Group Ltd.	54,182	713,611
Computershare Ltd.	21,983	388,381
Dexus REIT	43,150	289,975
Evolution Mining Ltd.	72,371	133,693
Fortescue Metals Group Ltd.	67,582	869,703
Goodman Group	67,050	981,300
GPT Group (The) REIT	80,590	259,282
Lendlease Corporation Ltd.	27,168	196,826
Mineral Resources Ltd.	6,717	255,951
Mirvac Group REIT	162,875	246,759
Newcrest Mining Ltd.	36,197	487,810
Orica Ltd.	16,640	197,226
QBE Insurance Group Ltd.	59,780	483,373
REA Group Ltd.	2,203	194,362
Stockland REIT	95,373	258,437
Suncorp Group Ltd.	51,102	403,574
Transurban Group	124,066	1,268,192
Vicinity Centres REIT	156,537	229,052

		9,419,661

Germany — 4.7%
adidas AG	7,011	1,212,876
Allianz SE	16,428	2,983,505
Carl Zeiss Meditec AG	1,590	232,051
Deutsche Boerse AG	7,633	1,332,492
GEA Group AG	6,059	226,174
Merck KGaA	5,154	981,661
Puma SE	4,214	284,553
Telefonica Deutschland Holding AG	41,847	111,260

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2022	continued

	SHARES	VALUE
Germany — (continued)
Zalando SE (a)(b)	9,071	$255,383

		7,619,955

Hong Kong — 3.9%
AIA Group Ltd.	486,000	4,882,672
BOC Hong Kong Holdings Ltd.	148,000	535,363
Hang Seng Bank Ltd.	30,917	498,711
MTR Corporation Ltd.	63,667	337,149
Swire Properties Ltd.	47,000	111,988

		6,365,883

Ireland — 1.4%
CRH PLC.	31,133	1,194,735
James Hardie Industries PLC	17,601	434,696
Kerry Group PLC, Class A	6,364	671,746

		2,301,177

Spain — 1.4%
Banco Bilbao Vizcaya Argentaria SA	267,468	1,212,108
Industria de Diseno Textil SA	43,935	1,067,076

		2,279,184

Sweden — 1.4%
Boliden AB	11,377	380,207
Electrolux AB	9,249	133,406
Essity AB, Class B	24,410	621,359
Husqvarna AB B Shares	16,304	129,938
Svenska Cellulosa AB SCA, Class B	24,533	358,662
Tele2 AB B Shares	22,520	257,260
Telia Company AB	105,496	389,739

		2,270,571

Italy — 1.0%
Amplifon SpA	4,959	163,989
Intesa Sanpaolo SpA	665,286	1,181,454
Prysmian SpA	10,349	329,075

		1,674,518

Norway — 0.8%
DNB Bank ASA	37,635	742,379
Orkla ASA	29,879	257,924
Telenor ASA	27,848	338,190

		1,338,493

	SHARES	VALUE
Singapore — 0.8%
Capitaland Investment Ltd.	103,511	$294,520
City Developments Ltd.	17,400	97,757
United Overseas Bank Ltd.	47,300	943,699

		1,335,976

Finland — 0.8%
Elisa Oyj	5,690	314,695
Kesko Oyj B Shares	10,984	271,677
Orion Oyj, Class B	4,393	209,716
Stora Enso Oyj R Shares	22,808	352,750
Wartsila OYJ Abp	19,184	168,566

		1,317,404

Jersey — 0.7%
Ferguson PLC	8,717	1,096,525

Belgium — 0.5%
KBC Group NV	10,032	525,460
Umicore SA	8,506	308,115

		833,575

Israel — 0.4%
Bank Leumi Le-Israel BM	61,869	601,581

New Zealand — 0.1%
Meridian Energy Ltd.	52,789	165,664

Total Common Stocks (Cost $160,721,229)		161,470,057

SHORT-TERM INVESTMENTS — 0.3%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $473,689)		473,689

Total Short-term Investments (Cost $473,689)		473,689

TOTAL INVESTMENTS (d) — 99.3%
(Cost $161,194,918)		161,943,746
Other Assets Less Liabilities — 0.7%		1,111,221

NET ASSETS — 100.0%		$163,054,967

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

(a)	Non-income producing security.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2022	concluded

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $255,383.

(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $163,900,237 resulting in gross unrealized appreciation and depreciation of $19,393,532 and $21,350,023 respectively, or net unrealized depreciation of $1,956,491.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2022

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $298,529,356, $276,464,500 and $161,194,918, respectively)	$397,256,123	$515,161,513	$161,943,746
Foreign cash, at value (cost $316,909)	—	—	322,481
Receivables for:
Capital stock sold	224,843	353,889	281,138
Interest	1,011,702	14	4
Dividends	136,479	492,613	660,588

Total assets	398,629,147	516,008,029	163,207,957

LIABILITIES:
Payable for capital stock repurchased	259,264	168,238	12,487
Accrued expenses	447,668	467,569	140,503

Total liabilities	706,932	635,807	152,990

NET ASSETS	$397,922,215	$515,372,222	$163,054,967

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$293,150,376	$281,125,437	$167,839,548
Net distributable earnings (accumulated deficit)	104,771,839	234,246,785	(4,784,581)

NET ASSETS	$397,922,215	$515,372,222	$163,054,967

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$296,604,788	$301,667,706	$47,434,557
Shares of beneficial interest issued and outstanding	9,007,692	4,680,231	4,011,562
Net asset value per share	$32.93	$64.46	$11.82

Institutional Class Shares:
Net assets applicable to shares outstanding	$101,317,427	$213,704,516	$115,620,410
Shares of beneficial interest issued and outstanding	3,064,515	3,332,172	9,814,607
Net asset value per share	$33.06	$64.13	$11.78

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2022

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$2,880,366	$152	$72
Dividend and other income (net of $20,070, $1,862 and $588,141 foreign withholding taxes, respectively)	2,987,863	7,248,710	4,642,671

Total investment income	5,868,229	7,248,862	4,642,743

EXPENSES:
Administrative services fee	3,120,279	4,850,415	1,293,292
Investment advisory fee	2,591,275	1,183,035	458,878

Total expenses	5,711,554	6,033,450	1,752,170

NET INVESTMENT INCOME	156,675	1,215,412	2,890,573

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,290,056	443,916	(2,334,970)
Foreign currency transactions	—	—	(120,600)
Change in net unrealized depreciation on:
Investments	(43,567,306)	(49,526,394)	(33,385,027)
Foreign currency translations	—	—	(48,578)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(34,277,250)	(49,082,478)	(35,889,175)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,120,575)	$(47,867,066)	$(32,998,602)

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE YEAR ENDED JULY 31, 2022	FOR THE YEAR ENDED JULY 31, 2021	FOR THE YEAR ENDED JULY 31, 2022	FOR THE YEAR ENDED JULY 31, 2021	FOR THE YEAR ENDED JULY 31, 2022	FOR THE YEAR ENDED JULY 31, 2021
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$156,675	$359,758	$1,215,412	$987,174	$2,890,573	$1,220,471
Net realized gain (loss) on investments and foreign currency transactions	9,290,056	16,446,802	443,916	7,041,775	(2,455,570)	2,727,492
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(43,567,306)	62,893,208	(49,526,394)	130,962,212	(33,433,605)	26,484,075

Net increase (decrease) in net assets resulting from operations	(34,120,575)	79,699,768	(47,867,066)	138,991,161	(32,998,602)	30,432,038

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(12,975,872)	(11,234,235)	(4,047,069)	(2,745,220)	(1,563,064)	(298,641)
Institutional Class	(3,990,285)	(638,469)	(3,269,110)	(1,738,639)	(4,167,887)	(1,087,148)

Total dividends and distributions	(16,966,157)	(11,872,704)	(7,316,179)	(4,483,859)	(5,730,951)	(1,385,789)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	44,688,812	51,309,687	37,859,054	36,027,217	17,714,015	14,842,998
Institutional Class	30,572,580	82,462,305	87,698,497	57,870,103	45,355,351	44,720,506
Reinvestment of dividends and distributions
Individual Investor Class	12,593,808	10,913,432	3,952,832	2,678,258	1,547,300	290,831
Institutional Class	3,935,619	638,022	2,995,483	1,566,618	4,167,068	1,084,325
Payments for shares redeemed
Individual Investor Class[1]	(45,973,093)	(108,845,151)	(45,915,443)	(59,974,244)	(6,831,449)	(6,654,168)
Institutional Class[2]	(7,146,977)	(3,838,475)	(32,166,633)	(16,528,661)	(18,677,941)	(15,500,979)

Net increase in net assets resulting from capital share transactions	38,670,749	32,639,820	54,423,790	21,639,291	43,274,344	38,783,513

Total increase (decrease) in net assets	(12,415,983)	100,466,884	(759,455)	156,146,593	4,544,791	67,829,762
NET ASSETS:
Beginning of period	410,338,198	309,871,314	516,131,677	359,985,084	158,510,176	90,680,414

End of period	$397,922,215	$410,338,198	$515,372,222	$516,131,677	$163,054,967	$158,510,176

[1]	Net of redemption fee received of $9,068, $12,080, $11,556, $8,985, $5,503 and $4,165, respectively.
[2]	Net of redemption fee received of $127, $250, $3,488, $960, $3,704 and $1,159, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$37.21	$30.83	$29.05	$27.05	$25.55

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.02	0.11	0.12	0.07
Net realized and unrealized gain (loss) on investments	(2.78)	7.51	2.25	2.50	1.79

Total increase (decrease) from investment operations	(2.79)	7.53	2.36	2.62	1.86

Less dividends:
Dividends from net investment income	—	(0.02)	(0.11)	(0.11)	(0.05)
Distributions from net realized gains	(1.49)	(1.13)	(0.47)	(0.51)	(0.31)

Total decrease from dividends	(1.49)	(1.15)	(0.58)	(0.62)	(0.36)

Net Asset Value, end of year	$32.93	$37.21	$30.83	$29.05	$27.05

Total return	(7.97)%	24.86%	8.19%	10.04%	7.32%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$296,605	$323,991	$309,871	$276,487	$247,066
Ratio of expenses to average net assets	1.46%	1.46%	1.47%	1.48%	1.48%
Ratio of net investment income to average net assets	(0.03)%	0.07%	0.37%	0.44%	0.25%
Portfolio turnover(a)	9%	17%	25%	19%	18%

(a)	Calculated at Fund level.

GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31, 2022	FOR THE PERIOD NOVEMBER 30, 2020 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2021
Net Asset Value, beginning of period	$37.27	$33.58

Income (loss) from investment operations:
Net investment income	0.08	0.08
Net realized and unrealized gain (loss) on investments .	(2.78)	4.78

Total increase (decrease) from investment operations	(2.70)	4.86

Less dividends:
Dividends from net investment income	(0.02)	(0.04)
Distributions from net realized gains	(1.49)	(1.13)

Total decrease from dividends	(1.51)	(1.17)

Net Asset Value, end of period	$33.06	$37.27

Total return	(7.72)%	14.89	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$101,317	$86,347
Ratio of expenses to average net assets	1.16%	1.16	%(b)
Ratio of net investment income to average net assets	0.27%	0.33	%(b)
Portfolio turnover(c)	9%	17	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$71.35	$52.23	$46.17	$43.16	$38.05

Income from investment operations:
Net investment income	0.09	0.09	0.25	0.25	0.22
Net realized and unrealized gain (loss) on investments	(6.11)	19.60	6.16	3.61	5.28

Total increase (decrease) from investment operations	(6.02)	19.69	6.41	3.86	5.50

Less dividends:
Dividends from net investment income	(0.02)	(0.06)	(0.22)	(0.21)	(0.20)
Distributions from net realized gains	(0.85)	(0.51)	(0.13)	(0.64)	(0.19)

Total decrease from dividends	(0.87)	(0.57)	(0.35)	(0.85)	(0.39)

Net Asset Value, end of year	$64.46	$71.35	$52.23	$46.17	$43.16

Total return	(8.64)%	37.90%	13.95%	9.33%	14.52%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$301,668	$338,094	$265,946	$244,706	$232,609
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.11%	0.14%	0.52%	0.58%	0.53%
Portfolio turnover(a)	5%	9%	10%	14%	18%

(a)	Calculated at Fund level.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,				FOR THE PERIOD APRIL 30, 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
	2022	2021	2020	2019
Net Asset Value, beginning of period	$71.12	$52.10	$46.11	$43.16	$40.86

Income from investment operations:
Net investment income	0.31	0.30	0.39	0.39	0.09
Net realized and unrealized gain (loss) on investments	(6.13)	19.54	6.16	3.59	2.35

Total increase (decrease) from investment operations	(5.82)	19.84	6.55	3.98	2.44

Less dividends:
Dividends from net investment income	(0.32)	(0.31)	(0.43)	(0.39)	(0.14)
Distributions from net realized gains	(0.85)	(0.51)	(0.13)	(0.64)	—

Total decrease from dividends	(1.17)	(0.82)	(0.56)	(1.03)	(0.14)

Net Asset Value, end of period	$64.13	$71.12	$52.10	$46.11	$43.16

Total return	(8.38)%	38.33%	14.28%	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$213,705	$178,038	$94,039	$54,850	$29,978
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(b)
Ratio of net investment income to average net assets	0.41%	0.44%	0.82%	0.88%	0.83	%(b)
Portfolio turnover(c)	5%	9%	10%	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$14.94	$11.68	$11.07	$11.50	$11.31

Income (loss) from investment operations:
Net investment income	0.19	0.09	0.10	0.18	0.17
Net realized and unrealized gain (loss) on investments	(2.87)	3.27	0.59	(0.40)	0.24

Total increase (decrease) from investment operations	(2.68)	3.36	0.69	(0.22)	0.41

Less dividends:
Dividends from net investment income	(0.18)	(0.10)	(0.08)	(0.16)	(0.19)
Distributions from net realized gains	(0.26)	—	—	(0.05)	(0.03)

Total decrease from dividends	(0.44)	(0.10)	(0.08)	(0.21)	(0.22)

Net Asset Value, end of period	$11.82	$14.94	$11.68	$11.07	$11.50

Total return	(18.36)%	28.76%	6.28%	(1.82)%	3.62%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$47,435	$46,508	$29,073	$22,110	$18,744
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment income to average net assets	1.55%	0.77%	0.98%	1.79%	1.71%
Portfolio turnover(a)	29%	31%	20%	23%	28%

(a)	Calculated at Fund level.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$14.90	$11.66	$11.07	$11.50	$11.31

Income (loss) from investment operations:
Net investment income	0.24	0.13	0.13	0.21	0.21
Net realized and unrealized gain (loss) on investments	(2.86)	3.26	0.59	(0.38)	0.23

Total increase (decrease) from investment operations	(2.62)	3.39	0.72	(0.17)	0.44

Less dividends:
Dividends from net investment income	(0.24)	(0.15)	(0.13)	(0.21)	(0.22)
Distributions from net realized gains	(0.26)	—	—	(0.05)	(0.03)

Total decrease from dividends	(0.50)	(0.15)	(0.13)	(0.26)	(0.25)

Net Asset Value, end of period	$11.78	$14.90	$11.66	$11.07	$11.50

Total return	(18.05)%	29.09%	6.51%	(1.43)%	3.90%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$115,620	$112,002	$61,608	$42,012	$31,808
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.85%	1.07%	1.28%	2.09%	2.01%
Portfolio turnover(a)	29%	31%	20%	23%	28%

(a)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund Investor Share Class commenced operations on March 18, 1992, the Balanced Fund Institutional Share Class commenced operations on November 30, 2020, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by an independent pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2022:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$256,629,769	$ —	$ —	$256,629,769
BONDS & NOTES	—	133,997,201	—	133,997,201
SHORT-TERM OBLIGATIONS	6,629,153	—	—	6,629,153

TOTAL	$263,258,922	$133,997,201	$ —	$397,256,123

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2022:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$512,832,426	$ —	$ —	$512,832,426
SHORT-TERM OBLIGATIONS	2,329,087	—	—	2,329,087

TOTAL	$515,161,513	$ —	$ —	$515,161,513

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of July 31, 2022:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$ 32,641,042	$ —	$ 32,641,042
CANADA	17,414,527	—	—	17,414,527
UNITED KINGDOM	447,518	15,723,624	—	16,171,142
SWITZERLAND	314,116	15,053,071	—	15,367,187
NETHERLANDS	—	15,020,440	—	15,020,440
FRANCE	—	14,239,654	—	14,239,654
DENMARK	—	11,995,898	—	11,995,898
AUSTRALIA	—	9,419,661	—	9,419,661
GERMANY	—	7,619,955	—	7,619,955
HONG KONG	—	6,365,883	—	6,365,883
IRELAND	—	2,301,177	—	2,301,177
SPAIN	—	2,279,184	—	2,279,184
SWEDEN	—	2,270,571	—	2,270,571
ITALY	—	1,674,518	—	1,674,518
NORWAY	—	1,338,493	—	1,338,493
SINGAPORE	—	1,335,976	—	1,335,976
FINLAND	—	1,317,404	—	1,317,404
JERSEY	—	1,096,525	—	1,096,525
BELGIUM	—	833,575	—	833,575
ISRAEL	—	601,581	—	601,581
NEW ZEALAND	—	165,664	—	165,664

TOTAL COMMON STOCKS	18,176,161	143,293,896	—	161,470,057

SHORT-TERM OBLIGATIONS	473,689	—	—	473,689

TOTAL	$18,649,850	$143,293,896	$ —	$161,943,746

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The MSCI International Index Fund had no open foreign currency spot contracts outstanding as of July 31, 2022.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

U.S. GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2022. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2022. At July 31, 2022, the tax years 2019 through 2022 remain open to examination by the Internal Revenue Service.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2022, the Balanced Fund, Equity Fund and MSCI International Index Fund received $9,195, $15,044, and $9,207 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2022, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of July 31, 2022, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2022, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. For the year ended July 31, 2022, Green Century accrued fees of $1,373,278. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2022, Green Century accrued fees of $204,384 and $196,120 to Northern Trust for the Equity Fund and the MSCI International Index Fund, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s Individual Investor Class average daily net assets up to and including $250 million and 1.43% of the Fund’s Individual Investor Class average daily net assets in excess of $250 million, and 1.18% of the Fund’s Institutional Class average daily net assets up to and including $250 million and 1.13% of the Fund’s Institutional Class average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2022, Green Century accrued fees of $264,461, $324,554, and $133,693 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $27,370, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $27,820, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2022, Green Century accrued fees of $216,754 and $103,380 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the year ended July 31, 2022, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $58,221,362 and $36,535,412 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $74,336,824 and $27,148,662, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $87,966,280 and $47,510,608, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2022 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed ordinary income	$—	$38,797	$—
Undistributed long-term capital gains	5,708,503	1,290,374	—

Tax accumulated earnings	5,708,503	1,329,171	—

Accumulated capital and other losses	—	—	(2,799,944)
Unrealized appreciation (depreciation)	99,063,336	232,917,614	(1,956,491)
Foreign currency translations	—	—	(28,146)

Distributable net earnings (deficit)	$104,771,839	$234,246,785	$(4,784,581)

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of July 31, 2022, the MSCI International Index had $2,799,944 of post-October capital losses which are deferred until August 1, 2022 for tax purposes.

The tax character of distributions paid during the fiscal year ended July 31, 2022 and the year ended July 31, 2021 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Ordinary income	$2,224,717	$670,021	$1,971,818	$1,620,123
Long-term capital gains	14,741,440	11,202,683	5,344,361	2,863,736

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Ordinary income	$3,753,140	$1,385,789
Long-term capital gains	1,977,811	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND INDIVIDUAL INVESTOR CLASS	BALANCED FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	1,261,887	1,522,668
Reinvestment of dividends	336,823	328,224
Shares redeemed	(1,297,432)	(3,196,079)

	301,278	(1,345,187)

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

	BALANCED FUND INSTITUTIONAL CLASS	BALANCED FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2022	PERIOD ENDED JULY 31, 2021
Shares sold	848,497	2,406,989
Reinvestment of dividends	105,258	19,108
Shares redeemed	(206,135)	(109,202)

	747,620	2,316,895

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	538,236	584,672
Reinvestment of dividends	51,303	44,915
Shares redeemed	(647,575)	(983,440)

	(58,036)	(353,853)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	1,249,076	941,642
Reinvestment of dividends	41,391	25,403
Shares redeemed	(461,512)	(268,728)

	828,955	698,317

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	1,282,266	1,098,251
Reinvestment of dividends	112,334	19,664
Shares redeemed	(496,937)	(494,063)

	897,663	623,852

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	3,386,081	3,286,981
Reinvestment of dividends	309,058	73,909
Shares redeemed	(1,395,350)	(1,130,521)

	2,299,789	2,230,369

NOTE 6 — Market Risks and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. In March 2020, a pandemic related to COVID-19 was declared. The pandemic represents a market risk factor including uncertainty in the financial markets. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Green Century will continue to monitor market conditions as information is available and evaluate the potential impacts, if any, on the value of its investments.

NOTE 7 — Subsequent Events

Subsequent to July 31, 2022 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

To the Shareholders and Board of Trustees

Green Century Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Green Century Balanced Fund, Green Century Equity Fund and Green Century MSCI International Index Fund, each a series of Green Century Funds (the Funds), including the portfolios of investments, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Green Century investment companies since 1995.

Boston, Massachusetts

September 19, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

TAX INFORMATION

For the year ended July 31, 2022, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 100%, 100% and 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2022, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2022. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 62	Trustee since 2014	Chief Financial Officer, AltEnergy Acquisition Corp. (since 2021); Member, AltEnergy Acquisition Sponsor (since 2021); Managing Director, AltEnergy, LLC, an investment firm, (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners, an advisory and investment firm (since 2011).	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 61	Trustee since 2015	Chief Investment Officer, TFC Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners LLC (2011 to 2015); Board member, Wealthramp (since 2015).	3

Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 75	Trustee since 2015	Retired; Director, Trillium Asset Management (2013 to 2014).	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Sanford Pooler 114 State Street Suite 200 Boston, MA 02109 Age: 65	Trustee since 2021	Deputy Town Manager/Finance Director, Town of Arlington, MA (since 2016); Finance Director, Town of Amherst, MA (2011-2016).	3

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 57	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007).	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 74	Chairperson since 2009; Trustee since 1991	Retired (since 2018); Consultant, Rainville Petito, PLLC (2016 to 2018); Consultant, Danielson Rainville Attorneys, PLLC (2015); Director and President, Gunnison Valley Housing Foundation (since 2010); Director (since 2011) and President (2015-2018), Coal Creek Watershed Coalition.	3

Thomas Subak 114 State Street Suite 200 Boston, MA 02109 Age: 58	Trustee since 2021	Independent Consultant, Tom Subak LLC (since 2020); Independent Consultant and Chief Partnership Officer, Catchafire, a nonprofit organization (2019-2020); Chief Strategy Officer and Assistant to the President, Planned Parenthood Federation of America (2016-2018).	3
Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 75	Trustee since 1997	President and Chief Executive Officer, The Public Interest Network (since 1982); Director, Green Century Capital Management, Inc. (since 1996).	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 60	Trustee since 1991	Director, Green Century Capital Management, Inc. (since 2006); Senior Vice President and Political Director, The Public Interest Network (since 1989); Senior Staff, Fund for Public Interest (since 1989); Acting President, Environment America (since 2020).	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Officers:
Leslie Samuelrich* 114 State Street Suite 200 Boston, MA 02109 Age 58	President since 2021	President (since 2021), Green Century Capital Management, Inc.	Not applicable

Matthew Dunlap* 114 State Street Suite 200 Boston, MA 02109 Age: 49	Treasurer since 2021	Senior Finance Manager (since 2020) and Treasurer (since 2021), Green Century Capital Management, Inc.; Assistant Vice President, State Street Corporation (2005-2019).	Not applicable

Jessica Rubinstein* 114 State Street Suite 200 Boston, MA02109 Age: 46	Chief Compliance Officer since 2022; Secretary and Assistant Treasurer since 2022	Chief Compliance Officer and Clerk (since 2022), Green Century Capital Management, Inc., Compliance Officer (since 2021), Green Century Capital Management Inc.; Senior Associate (since 2017) Mercer Investments	Not applicable

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Annual Report

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Green Century Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Green Century or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Green Century Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by contacting Shareholder Services at 1-800-221-5519 or by visiting https://www.greencentury.com/access-my-account/.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform Green Century that you wish to continue receiving paper copies of your shareholder reports by contacting Green Century at 1-800-221-5519 or via email at info@greencentury.com. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all accounts held in the Green Century Funds.

July 31, 2022

Balanced

Fund

Equity

Fund

International

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanford Pooler, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Pooler is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/22: $91,850

For the fiscal year ended 7/31/21: $86,500

(b)

Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/22: $20,445

For the fiscal year ended 7/31/21: $19,290

(d)

All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/22: $20,445

For the fiscal year ended 7/31/21: $19,290

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
September 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
September 30, 2022

/s/ Matthew Dunlap
Matthew Dunlap
Treasurer and Principal Financial Officer
September 30, 2022